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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)        February 14, 2000
                                                     ----------------------


                            MITCHAM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its Charter)


         Texas                       000-25142                 76-0210849
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(State or other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)              Number)              Identification Number)


   44000 Highway 75 South, Huntsville, Texas                77340
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   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (409) 291-2277
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

        On February 14, 2000, the Company issued a press release with respect to its stock repurchase program. The press release is attached hereto as
        Exhibit 99 and incorporated herein by reference.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements.  Not Applicable.

        (b)    Pro Forma Financial Information.  Not Applicable.

        (c)    Exhibits.

               Exhibit Number       Description
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                      99            Press Release dated February 14, 2000


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MITCHAM INDUSTRIES, INC.
                                            ------------------------------------
                                             (Registrant)

DATED:  February 15, 2000

                                            By:   /s/ P. Blake Dupuis
                                                --------------------------------
                                                  P. Blake Dupuis
                                                  Vice-President - Finance

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                                  EXHIBIT INDEX

Exhibit Number            Description
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99                    Press Release dated February 14, 2000